EXHIBIT 10-110

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED.  THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

Binding Letter of Intent, dated as of February 1, 2012,
between Pinnacle Airlines Corp., Colgan Air, Inc.,
United Air Lines, Inc., and Continental Airlines, Inc.

Continental Airlines, Inc.
United Air Lines, Inc.
77 W. Wacker Drive
Chicago, IL 60601

February 1, 2012

Mr. Edward Christie
Chief Financial Officer
Pinnacle Airlines Corp.
One Commerce Square
40 South Main Street
Memphis, TN 38103

Re:  Binding Letter of Intent

Dear Ted:

Based on our discussions with Colgan Air, Inc. (“Colgan”) and Pinnacle Airlines Corp. (“PAC” and, together with Colgan, “Pinnacle”), Continental Airlines, Inc. (“Continental”) and United Air Lines, Inc. (“UAL” and, together with Continental, “United”) are prepared to enter into a binding commitment with Pinnacle pursuant to which Pinnacle and United will (A) amend the terms of the Capacity Purchase Agreement by and among Continental, PAC and Colgan dated as of February 2, 2007 (as amended, the “Capacity Purchase Agreement”) and (B) perform their respective obligations thereunder and hereunder, in each case as set forth in the term sheet attached hereto as Attachment 1, entitled “Summary of Principal Terms and Conditions for Amendment of Capacity Purchase Agreement” (the “Term Sheet”), which terms include, at United’s option, provisions for a modified wind-down of Pinnacle’s obligations under the Capacity Purchase Agreement as set forth in the term sheet attached as Exhibit A to the Term Sheet, entitled “Summary of Principal Terms and Conditions for Modification of Capacity Purchase Agreement and an Orderly Wind-Down” (the “Wind-Down Term Sheet”).

We understand that Pinnacle is also prepared to enter into a binding commitment regarding the Term Sheet, including the Wind-Down Term Sheet.  To evidence your commitment, please execute a counterpart of this letter agreement and return it to me.  Upon my receipt of your signed counterpart, this letter agreement will become a binding commitment of United and Pinnacle to the terms set forth in the Term Sheet, including the Wind-Down Term Sheet, and the terms set forth in the Term Sheet, including the Wind-Down Term Sheet, shall be incorporated into the terms and conditions of this letter agreement.

Neither United nor Pinnacle shall issue any press release, make a public filing or otherwise make any public disclosure with respect to this letter agreement or the Term Sheet, including the Wind-Down Term Sheet, without the prior written consent of the other party; provided, however, that if there is any legally required disclosure with respect to this letter agreement or the Term

Sheet, including the Wind-Down Term Sheet, the party required to make such disclosure shall (a) immediately notify the other party of the existence, terms and circumstances surrounding such legal requirement, (b) consult with the other party on the advisability of taking legally available steps to resist or narrow such disclosure, (c) assist the other party in seeking a protective order or other appropriate remedy in respect of such disclosure, and (d) in any event disclose only to the extent required; provided further, however, that each party shall be free to make any and all disclosures they deem required by applicable securities laws without further requirement, provided that such disclosing party shall, to the extent reasonably practicable, provide a draft of any such disclosure to the other party at least one day in advance of making any such disclosure (or such shorter period as is reasonably practicable).

The parties to this letter agreement understand and agree that this letter agreement creates a binding and enforceable contract between the parties, subject to the terms and conditions set forth herein.   This letter agreement, together with the Term Sheet (including the Wind-Down Term Sheet) and the Capacity Purchase Agreement, the Code Share Agreement by and between Continental and Colgan dated April 1, 2005 (to the extent such agreement or provisions therein are still in effect) and the United Express Agreement between UAL and Colgan dated November 1, 2008 (to the extent such agreement or provisions therein are still in effect) constitute the entire agreement of the parties with respect to the matters addressed herein, and supersedes all prior or contemporaneous agreements and understandings, whether written or oral, between the parties with respect to such matters.  This letter agreement may be amended or modified only by a written agreement executed by United and Pinnacle.  This letter agreement shall be governed by the laws of the State of Texas without regard to the conflict of laws principles of such state.  This letter agreement may be executed in any number of counterparts, which, taken together, shall constitute one and the same instrument.

[Remainder of Page Left Intentionally Blank]

If the terms contained in this letter agreement reflect our mutual understanding and agreement, please sign and return to the undersigned a counterpart of this letter agreement.

Very truly yours,

Continental Airlines, Inc.
United Air Lines, Inc.

           By:  /s/ Rohit Philip
           Name:  Rohit Philip
           Title:   Senior Vice President Corporate Strategy and Business Development

AGREED TO as of February 1, 2012:

Pinnacle Airlines Corp.

By: /s/ Edward Christie
Name: Edward Christie
Title: Chief Financial Officer

Colgan Air, Inc.

By: /s/ Edward Christie
Name: Edward Christie
Title: Chief Financial Officer

Attachment 1

Summary of Principal Terms and Conditions
for Amendment of Capacity Purchase Agreement

Operator	Colgan Air, Inc. (“Colgan”)
Parent	Pinnacle Airlines Corp. (“PAC” and, together with Colgan and PAC’s other subsidiaries, the “Pinnacle Entities”)
United	Continental Airlines, Inc. (“Continental”) and United Air Lines, Inc. (“UAL” and, together with Continental, “United”)
Covered Aircraft
The 30 Q400 and Q400NG aircraft currently subject to the Capacity Purchase Agreement (as defined below) (the “Q400 Aircraft”) and the 26 SAAB 340B and SAAB 340B+ aircraft (the “SAAB Aircraft” and, together with the Q400 Aircraft, the “Covered Aircraft”) currently subject to the Pro-Rate Agreements (as defined below)

Regional Aircraft Agreements
(i) the Capacity Purchase Agreement by and among Continental, PAC and Colgan dated as of February 2, 2007 (as amended prior to February 1, 2012, the “Capacity Purchase Agreement” and, together with the Pro-Rate Agreements (as defined below) and all related agreements, the “Regional Aircraft Agreements”); (ii) the Code Share Agreement by and between Continental and Colgan dated April 1, 2005 (as amended prior to February 1, 2012, the “Continental Pro-Rate Agreement”); and (iii) the United Express Agreement between UAL and Colgan dated November 1, 2008 (as amended prior to February 1, 2012, the “United Pro-Rate Agreement” and, together with the Continental Pro-Rate Agreement, the “Pro-Rate Agreements”)

Aircraft Financing and Lease Agreements	Each of the financing and lease agreements with respect to the Covered Aircraft and all related agreements (collectively, the “Aircraft Agreements”)
Provision of Regional Air Services
During the Amendment Term (as defined below), Colgan will provide agreed flight services with respect to each Covered Aircraft (the “Regional Air Services”) to United pursuant to and in accordance with the terms of the Amended Capacity Purchase Agreement (as defined below).

Amendment Term	Commencing on February 1, 2012 (the “Effective Date”) and ending on (but including) April 2, 2012 (such term, the “Amendment Term”)

Amendment
United, Colgan and PAC will amend the Capacity Purchase Agreement (the “Amendment”; and the Capacity Purchase Agreement as so amended, the “Amended Capacity Purchase Agreement”) to provide that, (a) during the Amendment Term only, (i) the provision of Regional Air Services by the SAAB Aircraft will be subject to provisions substantially identical to the Capacity Purchase Agreement (as amended as contemplated herein); (ii) United will make the increased payments to Colgan with respect to the provision of Regional Air Services described below under the caption “Payment of Maintenance Costs, Financing and Leasing Expenses, and other Operating and Related Expenses;” (iii) the Amended Capacity Purchase Agreement will not include (A) (***) (iv) United will be given the right to inspect, or to have its designees inspect, in each case at United’s expense, in a reasonable manner, operating and maintenance data and the applicable Aircraft Agreements (including without limitation information relating to debt schedules and all applicable power-by-the-hour agreements (in each case, subject to obtaining all necessary confidentiality waivers, which the Pinnacle Entities will use commercially reasonable efforts to obtain)) for the Q400 Aircraft owned by Colgan (the “Owned Q400s”), and to use such information in connection with negotiating with the Pinnacle Entities and/or other airlines a long-term agreement for the provision of regional air services to replace the Regional Air Services provided by the Owned Q400s after the expiration of the Amendment Term; and (v) the Amended Capacity Purchase Agreement will not include Section 3.02 of the Capacity Purchase Agreement and (b) both during the Amendment Term and thereafter, the provision giving United the right to add (***) option aircraft as more fully set forth on Schedule 1 to the Capacity Purchase Agreement (as amended by the third amendment thereto dated January 13, 2009) shall be deleted.

United’s Rights upon Expiration of the Amendment Term
In the event that United and the Pinnacle Entities have not yet reached a long-term agreement with respect to the restructuring of the Regional Aircraft Agreements beyond the Amendment Term (a “UAL/PNCL Restructuring”) on or before March 1, 2012, then United shall have the right to, upon written notice to the Pinnacle Entities received no less than 5 business days (or such shorter term as agreed by the Pinnacle Entities) prior to the expiration of the Amendment Term (a “Wind-Down Notice”), elect to commence the wind-down of the Regional Air Services in accordance with the “Summary of Principal Terms and Conditions for Modification of Capacity Purchase Agreement and an Orderly Wind-Down” attached hereto as Exhibit A (the “Wind-Down Terms”).  Upon delivery of a Wind-Down Notice, United and the Pinnacle Entities will be bound by the Wind-Down Terms.  In the event that the Amendment Term expires without (i) United having delivered a valid Wind-Down Notice or (ii) a UAL/PNCL Restructuring having been agreed, the Capacity Purchase Agreement shall revert to its terms as in effect immediately prior to the commencement of the Amendment Term; provided that the amendment contemplated in clause (b) of “Amendment” above shall survive such reversion.

Payment of Maintenance Costs, Financing and Leasing Expenses, and other Operating and Related Expenses
It is the intention of the parties that Colgan shall be paid a profit by United to perform the Regional Air Services during the Amendment Term.  Therefore, the Amended Capacity Purchase Agreement shall provide that United will pay Colgan for Regional Air Services provided by Covered Aircraft:
(A) the rates set forth on Schedule 1A, which shall be structured as described in “Form of Rate Increase” below and shall have been calculated to cover (i) anticipated costs in respect of the provision of such Regional Air Services (it being understood that such anticipated costs cover only (a) the provision of Regional Air Services by the average number of Q400 Aircraft and the average number of lines of flying in a given month set forth opposite such month in Schedule 2A hereto and (b) the provision of Regional Air Services by the average number of SAAB Aircraft and the average number of lines of flying in a given month set forth opposite such month in Schedule 2B hereto), (ii) the financing and leasing expenses relating to the Covered Aircraft (other than the Owned Q400s) arising pursuant to the Aircraft Agreements and (iii) a profit in the amount of the Margin (as defined below) and it being further understood and agreed that if, for any reason other than as specified in clause (B) below, such calculated rates are not sufficient to cover all costs associated with the Regional Air Services, then United shall not be required to pay any additional amounts in respect of such costs);
(B) expenses to be paid by United resulting from contingencies under United’s control and certain other contingencies, all as identified on Schedule 1B; and
(C) an aircraft ownership component during the Amendment Term with respect to the Owned Q400s, which amounts are identified on Schedule 1C and which shall be paid by United directly to EDC, as payment of principal and interest under the Aircraft Agreements, on the dates specified on such schedule (regardless of whether or not then due and payable to EDC).
For the avoidance of doubt, the rates set forth on Schedule 1A shall not be calculated to cover contingencies identified on Schedule 1B or the principal and interest expenses identified on Schedule 1C.

Form of Rate Increase
All incremental increases in rates (as compared to the rates set forth in the Capacity Purchase Agreement through the Amendment Term, without giving effect to the Amendment) reflected in the rates with respect to the Q400 Aircraft set forth on Schedule 1A paid by United to Colgan for the provision of Regional Air Services during the Amendment Term shall collectively be structured as a loan (the “Loan”) from United to Colgan in an aggregate principal amount equivalent to the aggregate amount of all incremental increases in rates paid by United to Colgan during the Amendment Term (the “Loan Balance”).  The Loan Balance shall not accrue interest or fees and shall be automatically forgiven immediately upon (i) expiration of the Amendment Term, so long as (x) a valid Wind-Down Notice is not given, (y) Colgan has substantially performed the Amended Capacity Purchase Agreement during the Amendment Term and (z) United has not been stayed or otherwise prevented by court order or applicable law from giving a Wind-Down Notice, or (ii) expiration of the Wind-Down Term (as defined in the Wind-Down Terms), so long as (x) a valid Wind-Down Notice is given and (y) Colgan has substantially performed the Amended Capacity Purchase Agreement during the Amendment Term and the Wind-Down Terms during the Wind-Down Term.  A termination by Colgan of the Amended Capacity Purchase Agreement (whether by rejection in bankruptcy or otherwise) will constitute a default under the Loan.

Negative Pledge on Q400 Aircraft
Colgan agrees that it shall be prohibited from mortgaging or otherwise encumbering any Owned Q400 during the Amendment Term without the prior written consent of United (provided that nothing herein shall prohibit (i) the liens on the Owned Q400s currently outstanding in favor of EDC or (ii) mechanics’, suppliers’, workers’, repairers’, airport operators’, air traffic control authorities’, employees’ or other like liens arising in the ordinary course of business).

Margin
The rates set forth on Schedule 1A will be calculated so as to provide a margin on Colgan’s anticipated carrier-controlled costs (which exclude aircraft ownership and maintenance reserves) equal to (***) (the “Margin”).

Timing of Payments
Other than payments listed on Schedule 1C, weekly in advance based on projected expenses and Margin, with month-end true up (consistent with the mechanism regarding the same in the Capacity Purchase Agreement); provided that amounts payable by United on March 1, 2012 shall instead be paid on February 29, 2012.

Flight-Related Revenues
The Pinnacle Entities acknowledge and agree that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft, in each case during the Amendment Term, including without limitation revenues relating to the transportation of cargo or mail and revenues associated with food, beverage and duty-free services and guaranteed or incentive payments from airport or governmental authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality, are the sole property of and shall be retained by United (or, if received by the Pinnacle Entities, shall be promptly remitted to United, free and clear of claims of any third party).

SCHEDULE 1A
RATES

I. Q400 Aircraft

(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

II. SAAB Aircraft

(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

SCHEDULE 1B
EXPENSE CONTINGENCIES TO BE PAID BY UNITED

1.
Any reasonable, out of pocket expenses incurred by the Pinnacle Entities to comply with agreed upon requests by United to alter in any material manner the schedule contemplated as the Regional Air Services consistent with the Amended Capacity Purchase Agreement.

2.
Expenses incurred by the Pinnacle Entities related to the provision of the Regional Air Services that are contemplated to be for the account of United pursuant to Schedule 3.B. of the Capacity Purchase Agreement

3.
Expenses incurred by the Pinnacle Entities related to the provision of the Regional Air Services that are contemplated to be for the account of United as Reconciled Expenses (i.e., pass through expenses) pursuant to Appendix 3 to Schedule 3 of the Capacity Purchase Agreement.

4.	For the avoidance of doubt, any aircraft fuel expense incurred by Colgan in conjunction with the provision of the Regional Air Services.

SCHEDULE 1C
EDC P&I PAYMENTS

Date	Payment Amount (applied to)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements in respect of the Owned Q400 with tail number N195 financed by EDC)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements in respect of the Owned Q400 with tail number N380 financed by EDC)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements in respect of the Owned Q400 with tail number N196 financed by EDC)

(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)
(***)	(***) (applied to principal and interest payments under Aircraft Agreements in respect of the Owned Q400 with tail number N328 financed by EDC)

*  To be adjusted pro rata by an amount not to exceed (***) per month per Owned Q400 (a) for which the Wind-Down Date is scheduled to occur after such payment date and prior to the subsequent payment date, or (b) which since the immediately preceding payment on this Schedule 1C ceased to perform the Regional Air Services in a manner outside the ordinary course of the Pinnacle Entities’ business and as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose); provided that in no event shall the amount be adjusted to less than (***).

SCHEDULE 2A
Assumption
Q400 Aircraft

Month (2012)	Average Number of Covered Aircraft Performing Regional Air Services	Average Number of Lines of Service
(***)	(***)	(***)
(***)	(***)	(***)

SCHEDULE 2B
Assumption
SAAB Aircraft

Month (2012)	Average Number of Covered Aircraft Performing Regional Air Services	Average Number of Lines of Service
(***)	(***)	(***)
(***)	(***)	(***)

Exhibit A to Attachment 1

Summary of Principal Terms and Conditions
for Modification of Capacity Purchase Agreement and an Orderly Wind-Down

Operator	Colgan Air, Inc. (“Colgan”)
Parent	Pinnacle Airlines Corp. (“PAC” and, together with Colgan and PAC’s other subsidiaries, the “Pinnacle Entities”)
United	Continental Airlines, Inc. (“Continental”) and United Air Lines, Inc. (“UAL” and, together with Continental, “United”)
Covered Aircraft
Thirty (30) Q400 and Q400NG aircraft (the “Q400 Aircraft”) and twenty-six (26) SAAB 340B and SAAB 340B+ aircraft (the “SAAB Aircraft” and, together with the Q400 Aircraft, the “Covered Aircraft”) currently utilized by Colgan to provide services under the Regional Aircraft Agreement (as defined below), unless otherwise mutually agreed by Colgan and United prior to the Exhibit A Effective Date (such aircraft, the “Final Covered Aircraft Composition”), in each case until any such Covered Aircraft reaches its Wind-Down Date (as defined below)

Regional Aircraft Agreements
(i) the Capacity Purchase Agreement by and among Continental, PAC and Colgan dated as of February 2, 2007 (as amended, the “Capacity Purchase Agreement” and, together with the Pro-Rate Agreements (as defined below) and all related agreements, the “Regional Aircraft Agreements”); (ii) the Code Share Agreement by and between Continental and Colgan dated April 1, 2005 (as amended, the “Continental Pro-Rate Agreement”); and (iii) the United Express Agreement between UAL and Colgan dated November 1, 2008 (as amended, the “United Pro-Rate Agreement” and, together with the Continental Pro-Rate Agreement, the “Pro-Rate Agreements”)

Agreed Terms
If United exercises its right to give effect to the Wind-Down Term, then from and after 5 business days after such date of election (the “Exhibit A Effective Date”), Colgan shall provide United with flight and related services with respect to each Covered Aircraft (the “Regional Air Services”) that are substantially identical to the Capacity Purchase Agreement and its related agreements, except that the terms of the Regional Air Services will include the following:
(i) the increased payments described below under the caption “Payment of Maintenance Costs, Financing and Leasing Expenses, and other Operating and Related Expenses;”
(ii) the provision of Regional Air Services by the SAAB Aircraft formerly provided pursuant to the Pro-Rate Agreements;
(iii) (***)
(iv) modification of Article VIII of the Capacity Purchase Agreement to give effect to the Wind-Down Term (as defined below) and the disposition of the Covered Aircraft as provided below;
(v) modification of Section 9.01 of the Capacity Purchase Agreement to reflect the facts existing as of (and after giving effect to) the Exhibit A Effective Date;
(vi) modification of Section 10.19 of the Capacity Purchase Agreement to provide that (A) United shall have the right to purchase any or all of the Q400 Aircraft owned by Colgan (collectively, “Owned Q400s”; any Owned Q400 so purchased, a “Purchased Q400”; any Owned Q400 that is not a Purchased Q400, a “Rejected Q400”) at the Wind-Down Date for each such Owned Q400 and at the higher of (x) (***) (y) (***) under the Aircraft Agreements applicable to such Owned Q400 (such amounts owing to EDC with respect to such Owned Q400, its “Payoff Amount”) (it being understood that United’s right to purchase any Purchased Aircraft shall be subject to receiving any required consent of EDC with respect to the sale of such Purchased Aircraft) and (B) both the Pinnacle Entities and United will use commercially reasonable efforts to assist with the abandonment by the Pinnacle Entities of the Rejected Q400s;
(vii) the right in favor of United to be given the opportunity to inspect, or to have its designees inspect, in each case at United’s expense, in a reasonable manner and upon reasonable advance notice delivered by United to Colgan, subject to Colgan’s consent not to be unreasonably withheld, the Q400 Aircraft and all related operating and maintenance data and the applicable Aircraft Agreements (including without limitation information relating to debt schedules and all applicable power-by-the-hour agreements (in each case, subject to obtaining all necessary confidentiality waivers, which the Pinnacle Entities will use commercially reasonable efforts to obtain)), and to use such information in connection with negotiating with Colgan and other airlines a long-term agreement for the provision of regional air services to replace the Regional Air Services provided by the Q400 Aircraft after the Wind-Down Term;
(viii) deletion of the provision giving United the right to add (***) option aircraft as more fully set forth on Schedule 1 to the Capacity Purchase Agreement (as amended by the third amendment thereto dated January 13, 2009);
(ix) the reasonable cooperation of the Pinnacle Entities for the transition of any Purchased Q400 and the Regional Air Services with respect thereto after the end of each Wind-Down Date, at United’s expense for incremental costs agreed in advance;
(x) the taking of commercially reasonable efforts by the Pinnacle Entities to permit United to step into the shoes of the Pinnacle Entities with respect to the power-by-the-hour agreements relating to any Purchased Aircraft;
(xi) deletion of Section 3.02 of the Capacity Purchase Agreement; and
(xii) any other modifications mutually agreed by United and the Pinnacle Entities.
It is the intent of the Pinnacle Entities and United that the Agreed Terms and the other terms and conditions set forth in this Exhibit A (a) shall be set forth in one or more amendments to the Capacity Purchase Agreement and/or other agreements (collectively, the “Transaction Agreements”) and (b) shall be binding upon the Pinnacle Entities and United regardless of whether such Transaction Agreements are executed and delivered.

Aircraft Financing and Lease Agreements	Each of the financing and lease agreements with respect to the Covered Aircraft and all related agreements (collectively, the “Aircraft Agreements”)
Ground-Handling Services
The Pinnacle Entities and United will work together for an orderly transition and ultimate wind-down of ground-handling services, including provisions requiring advance notice of any termination of ground handling services at any airport.

Wind-Down Term
Colgan will provide the Regional Air Services commencing on the Exhibit A Effective Date and ending on the date with respect to each Covered Aircraft that is selected by Colgan with United’s consent, such consent not to be unreasonably withheld, in accordance with the parameters set forth on Schedule 1A and Schedule 1B (such date with respect to such Covered Aircraft, its “Wind-Down Date,” and the period commencing on the Exhibit A Effective Date and ending on the last Wind-Down Date, the “Wind-Down Term”), it being understood that (a) the average number of Q400 Aircraft that will perform Regional Air Services and the average number of lines of flying in a given month during the Wind-Down Term will be the number set forth opposite such month in Schedule 1A hereto and (b) the average number of SAAB Aircraft that will perform Regional Air Services and the average number of lines of flying in a given month during the Wind-Down Term will be the number set forth opposite such month in Schedule 1B hereto.  The specific Wind-Down Dates for all Covered Aircraft shall comprise the “Final Wind-Down Schedule”.  Colgan shall not be required to, and shall not, provide any Regional Air Services for any Covered Aircraft after the Wind-Down Term.  The Wind-Down Date for any Covered Aircraft may be shortened or extended upon the agreement of Colgan and United.

Reimbursement of Maintenance Costs, Financing and Leasing Expenses, and other Operating and Related Expenses
It is the intention of the parties that Colgan shall be paid a profit by United to perform the Regional Air Services during the Wind-Down Term.  Therefore, United will pay Colgan for Regional Air Services provided by Covered Aircraft:
(A) the rates set forth on Schedule 2A, which shall have been calculated to cover (i) anticipated costs in respect of the provision of such Regional Air Services, (ii) the financing and leasing expenses relating to the Covered Aircraft (other than the Owned Q400) arising pursuant to the Aircraft Agreements and (iii) a profit in the amount of the Margin (as defined below) (it being understood and agreed that the rates set forth in Schedule 2A will be modified in a manner to be agreed between Colgan and United to reflect the Final Covered Aircraft Composition and the Final Wind-Down Schedule (including, without limitation, the date, aircraft tail number and hub city) and it being further understood and agreed that if, for any reason other than as specified in clause (B) below, such calculated rates are not sufficient to cover all costs associated with the Regional Air Services, then United shall not be required to pay any additional amounts in respect of such costs);
(B) expenses to be paid by United resulting from contingencies under United’s control and certain other contingencies, all as identified on Schedule 2B; and
(C) an aircraft ownership component during the Wind-Down Term with respect to the Owned Q400s, which amounts are identified on Schedule 2C and which shall be paid by United directly to EDC, as payment of principal and interest under the Aircraft Agreements, on the dates specified on such schedule (regardless of whether or not then due and payable to EDC).
For the avoidance of doubt, the rates set forth on Schedule 2A shall not be calculated to cover contingencies identified on Schedule 2B or the principal and interest expenses identified on Schedule 2C.

Margin
The rates set forth on Schedule 2A will be calculated so as to provide a margin on Colgan’s anticipated carrier-controlled costs (which exclude aircraft ownership and maintenance reserves) equal to (***) (the “Margin”).

Timing of Payments
Other than payments listed on Schedule 2C, weekly in advance based on projected expenses and Margin, with month-end true up (consistent with the mechanism regarding the same in the Capacity Purchase Agreement, except that payments due on the first day of any month shall instead be paid on the last business day of the prior month).

Flight-Related Revenues
The Pinnacle Entities acknowledge and agree that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft, in each case during the Wind-Down Term, including without limitation revenues relating to the transportation of cargo or mail and revenues associated with food, beverage and duty-free services and guaranteed or incentive payments from airport or governmental authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality, are the sole property of and shall be retained by United (or, if received by the Pinnacle Entities, shall be promptly remitted to United, free and clear of claims of any third party).

Preservation of Damages Claim under the Capacity Purchase Agreement
The Pinnacle Entities agree that in the event that any Pinnacle Entity terminates the provision of Regional Air Services provided by the Q400 Aircraft prior to the end of the Wind-Down Term, including as a result of the rejection of the terms set forth herein (and, if executed, the Transaction Agreements) with respect to the Capacity Purchase Agreement in any subsequent chapter 11 filing, United’s claim should be a claim equal to the claim that it would have had under the Capacity Purchase Agreement had the Capacity Purchase Agreement remained in effect at the time of such termination (without giving effect to the terms set forth herein and, if executed, the Transaction Agreements, with respect to the provision of the Regional Air Services provided by the Q400 Aircraft).

SCHEDULE 1A
WIND-DOWN BY MONTH
Q400 Aircraft

Month (2012)	Average Number of Covered Aircraft Performing Regional Air Services	Average Number of Lines of Service
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)

SCHEDULE 1B
WIND-DOWN BY MONTH
SAAB Aircraft

Month (2012)	Average Number of Covered Aircraft Performing Regional Air Services	Average Number of Lines of Service
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)
(***)	(***)	(***)

SCHEDULE 2A
RATES

I. Q400 Aircraft

(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

II. SAAB Aircraft

(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

SCHEDULE 2B
EXPENSE CONTINGENCIES TO BE PAID BY UNITED

1.
Any reasonable, out of pocket expenses incurred by the Pinnacle Entities to comply with agreed upon requests by United to alter in any material manner the schedule contemplated as the Regional Air Services consistent with the Wind-Down Term and, with respect to each Covered Aircraft, its respective Wind-Down Date.

2.
Expenses incurred by the Pinnacle Entities related to the provision of the Regional Air Services that are contemplated to be for the account of United pursuant to Schedule 3.B. of the Capacity Purchase Agreement

3.
Expenses incurred by the Pinnacle Entities related to the provision of the Regional Air Services that are contemplated to be for the account of United as Reconciled Expenses (i.e., pass through expenses) pursuant to Appendix 3 to Schedule 3 of the Capacity Purchase Agreement.  In addition, United shall pay to EDC engine maintenance reserves at the rate of (***) per engine flight hour for each Covered Aircraft that is a Q400NG and is not covered by a power by the hour agreement.

4.	For the avoidance of doubt, any aircraft fuel expense incurred by Colgan in conjunction with the provision of the Regional Air Services.

5.
Expenses incurred by the Pinnacle Entities to comply with any and all applicable Airworthiness Directives (“AD’s), impacting the Covered Aircraft during the Wind-Down Term to the extent that such AD’s must be performed prior to the end of the Wind-Down Schedule for such aircraft, it being acknowledged that United shall have the right to cause the Wind-Down Date for any affected aircraft to be accelerated to the date prior to the date on which any such AD must be performed and in such circumstance, such change to the Wind-Down Schedule shall be deemed a material change under Section 1 above of this Schedule 2B.

6.
For so long as the Pinnacle Entities maintain insurance as required by the Capacity Purchase Agreement, expenses incurred in conjunction with any aircraft or engine damage sustained during the performance of Regional Air Services by the Pinnacle Entities, to the extent not covered by applicable insurance.

SCHEDULE 2C

EDC P&I PAYMENTS

Date	Payment Amount (applied to)
(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

(***)
(***) per Owned Q400 that has not, as of such date, (a) ceased to perform the Regional Air Services (i) in a manner outside the ordinary course of the Pinnacle Entities’ business and (ii) as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities' control for this purpose), or (b) reached its Wind-Down Date (applied to principal and interest payments under Aircraft Agreements, applied ratably to the amounts owed in respect of each of the Owned Q400s, or as otherwise agreed by United and Colgan)

* Amount to be adjusted pro-rata for any Owned Q400 (a) for which the Wind-Down Date is scheduled to occur after such payment date and prior to the subsequent payment date or (ii) which since the immediately preceding payment on this Schedule 1C ceased to perform the Regional Air Services in a manner outside the ordinary course of the Pinnacle Entities’ business and as a result of a contingency within any Pinnacle Entity’s control (deteriorated financial condition of the Pinnacle Entities being treated as if within the Pinnacle Entities control for this purpose).